                           MERIDIAN BIOSCIENCE, INC.,

                                     Issuer,

                                       to

                        _______________________________,

                                     Trustee

                              ____________________

                                    INDENTURE

                              ____________________

                         Dated as of ____________, 2003

                                 Debt Securities

                         Reconciliation and Tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture

Trust Indenture Act Section                                    Indenture Section
Section 310(a)(1)............................................................6.7
    (a)(2)...................................................................6.7
    (b)......................................................................6.8
Section 312(a)...............................................................7.1
    (b)......................................................................7.2
    (c)......................................................................7.2
Section 313(a)...............................................................7.3
    (b)(2)...................................................................7.3
    (c)......................................................................7.3
    (d)......................................................................7.3
Section 314(a)...............................................................7.4
    (c)(1)...................................................................1.2
    (c)(2)...................................................................1.2
    (e)......................................................................1.2
    (f)......................................................................1.2
Section 316(a) (last sentence)...............................................1.1
    (a)(1)(A)..........................................................5.2, 5.12
    (a)(1)(B)...............................................................5.13
    (b)......................................................................5.8
Section 317(a)(1)............................................................5.3
    (a)(2)...................................................................5.4
    (b).....................................................................10.3
Section 318(a)...............................................................1.8

____________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.

   Section 3.7   Payment of Interest  and Certain  Additional  Amounts;
                 Rights to Interest  and

   Section 5.5   Trustee May Enforce Claims without

   Section 5.8   Unconditional  Right of Holders to Receive
                 Principal and any Premium,  Interest

   Section 6.10  Merger, Conversion, Consolidation or

   Section 7.1   Company to Furnish Trustee Names

   Section 10.1  Payment of Principal, any Premium, Interest

   Section 10.8  Company Statement as to Compliance;

   Section 15.5  Determination of Voting Rights; Conduct
                 and Adjournment of Meetings..................................73
   Section 15.6  Counting Votes and Recording Action of Meetings..............73

     INDENTURE, dated as of __________, 2003 (the "Indenture"), between MERIDIAN
BIOSCIENCE, INC., a corporation duly organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), having its principal executive office located at ___________________________ and __________________,
a ________________ duly organized and existing under the laws of the
____________ (hereinafter called the "Trustee"), having its Corporate Trust
Office located at ________________________.

                                    RECITALS

     The Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance from time to time of its senior unsecured debentures, notes or other evidences of indebtedness (hereinafter called the
"Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

     The Company has duly authorized the execution and delivery of this
Indenture. All things necessary to make this Indenture a valid agreement of the
Company, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act of
1939, as amended, and the rules and regulations of the Securities and Exchange
Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined) as follows:

                                   Article 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1    Definitions.

     Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture
Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date or time of such computation;

     (4) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular
Article, Section or other subdivision; and

     (5) the word "or" is always used inclusively (for example, the phrase "A or
B" means "A or B or both", not "either A or B but not both").

     Certain terms used principally in certain Articles hereof are defined in those Articles.

     "Act", when used with respect to any Holders, has the meaning specified in
Section 1.4.

     "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such
Holders.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Attributable Debt" means, as to any particular lease at any date as of which the amount thereof is to be determined, the total net amount of rent
(discounted from the respective due dates thereof at the rate per annum set forth or implicit in the terms of such lease, compounded semiannually) required to be paid by the lessee under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, such amount shall be the amount determined assuming termination upon the first date such lease may be terminated (in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated).

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.11 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

     "Authorized Officer" means, when used with respect to the Company, the
Chief Executive Officer, the Chairman of the Board of Directors, the President,
Senior Vice President, any Vice President, the Treasurer, an Assistant
Treasurer, the Secretary or an Assistant Secretary, of the Company.

     "Bearer Security" means any Security in the form established pursuant to
Section 2.1 which is payable to bearer.

     "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder.

     "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

     "Business Day", with respect to any Place of Payment or other location, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.1, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) in the equity interests of such Person, including without limitation, (i) with respect to a corporation, common stock, preferred stock and any other capital stock,
(ii) with respect to a partnership, partnership interests (whether general or limited), and (iii) with respect to a limited liability company, limited liability company interests.

     "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture
Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Securities.

     "Company Order" or "Company Request" means, respectively, a written order or request, as the case may be, signed in the name of the Company by the
Chairman of the Board of Directors, the President, a Senior Vice President or a
Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or
an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Consolidated Net Worth" means at any time the consolidated stockholders'
equity of the Company and its Subsidiaries calculated on a consolidated basis as of such time.

     "Consolidated Tangible Net Worth" means, as of any date, the difference of
(i) Consolidated Net Worth, minus (ii) to the extent included in determining the amount under the foregoing clause (i), the net book value of goodwill, cost in excess of fair value of net assets acquired, patents, trademarks, tradenames and copyrights, treasury stock and all other assets which are deemed intangible assets under generally accepted accounting principles.

     "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such
Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii)
the Euro both within the EMU and for the settlement of transactions by public institutions of or within the EMU or (iii) any currency unit or composite currency other than the Euro for the purposes for which it was established.

     "Corporate Trust Office" means the principal corporate trust office of the
Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 5847 San Felipe, Suite 1050, Houston, Texas 77057.

     "Corporation" includes corporations and limited liability companies and, except for purposes of Article 8, associations, companies and business trusts.

     "Coupon" means any interest coupon appertaining to a Bearer Security.

     "Currency", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional
Amounts with respect to any Security, means Dollars or any Foreign Currency in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

     "CUSIP number" means the alphanumeric designation assigned to a Security by
Standard & Poor's Corporation, CUSIP Service Bureau.

     "Debt" means indebtedness for borrowed money.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Dollar" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

     "Domestic Subsidiary" means each present and future Subsidiary of Meridian which is not organized under the laws of a jurisdiction outside of the United
States.

     "EC Treaty" means the Treaty establishing the European Communities (signed in Rome on 25 March 1957), as amended by the Treaty on European Union, as amended (signed in Maastricht on 7 February 1992).

     "EMU" means European Economic and Monetary Union.

     "Euro" each means the lawful currency of the member states of the European
Union that adopt the single currency in accordance with the EC Treaty.

     "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System.

     "Event of Default" has the meaning specified in Section 5.1.

     "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the Euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

     "Funded Debt" means Debt having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the obligor.

     "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or
(ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United
States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depositary receipt.

     "Holder", in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

     "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any
Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 3.1 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

     "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "Interest", with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after
Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 10.4, includes such Additional
Amounts.

     "Interest Payment Date", with respect to any Security, means the Stated
Maturity of an installment of interest on such Security.

     "Judgment Currency" has the meaning specified in Section 1.16.

     "Legal Holidays" has the meaning specified in Section 1.14.

     "Lien" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

     "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated
Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption
Date.

     "New York Banking Day" has the meaning specified in Section 1.16.

     "Office" or "Agency" with respect to any Securities, means an office or agency of the Company maintained or designated in a Place of Payment for such
Securities pursuant to Section 10.2 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 10.2 or, to the extent designated or required by Section 10.2 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

     "Officers' Certificate" means a certificate signed by the Chairman of the
Board, the Chief Executive Officer, the President, a Senior Vice President or a
Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or
an Assistant Secretary of the Company, that complies with the requirements of
Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

     "Original Issue Discount Security" means a Security issued pursuant to this
Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section
5.2.

     "Outstanding", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

     (a)  any such Security theretofore cancelled by the Trustee or the Security
          Registrar or delivered to the Trustee or the Security Registrar for cancellation;

     (b)  any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto
          (other than pursuant to Section 4.2 with the Trustee or any Paying
          Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own) for the
          Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

     (c)  any such Security with respect to which the Company has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 4.2; and

     (d)  any such Security which has been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such
          Security is a valid obligation of the Company;

     provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 5.2 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purposes shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii)
the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such
Security, of the principal amount (or, in the case of an Original Issue Discount
Security, the Dollar equivalent on the date of original issuance of such
Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities owned by the Company or any other obligor upon the
Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company or any other obligor upon the Securities or any Coupons appertaining thereto or an
Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Company.

     "Permitted Liens" has the meaning specified in Section 10.5.

     "Person" means any individual, Corporation, partnership, association, joint venture, trust, or any other entity or organization, including government or political subdivision or an agency or instrumentality thereof.

     "Place of Payment", with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this
Indenture or such Security.

     "Predecessor Security" of any particular Security means every previous
Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same Debt as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

     "Principal Property" means, whether owned or leased on the date of the indenture or thereafter acquired, each manufacturing or processing plant or facility of the Company or any of its Subsidiaries located in the United States of America.

     "Redemption Date", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this
Indenture or such Security.

     "Redemption Price", with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

     "Registered Security" means any Security established pursuant to Section
2.1 which is registered in a Security Register.

     "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date".

     "Required Currency" has the meaning specified in Section 1.16.

     "Responsible Officer" means with respect to the Trustee any officer assigned by the Trustee to administer corporate trust matters and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Debt, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture,
"Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of
Securities of any series as to which such Person is not Trustee.

     "Security Register" or "Security Registrar" have the respective meanings specified in Section 3.5.

     "Significant Subsidiary", means at any date of determination, any
Subsidiary of the Company that, together with its Subsidiaries, (i) for the most recent fiscal quarter of the Company, accounted for more than 15% of the consolidated revenues of the Company and its Subsidiaries or (ii) as of the end
of such fiscal quarter, was the owner of more than 25% of the consolidated assets of the Company.

     "Special Record Date" for the payment of any Defaulted Interest on any
Registered Security means a date fixed by the Company pursuant to Section 3.7.

     "Stated Maturity", with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such
Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

     "Subsidiary" of any Person means any corporation, limited liability company or other business entity of which more than 50% of the total voting power of the equity interests entitled (without regard to the occurrence of any contingency)
to vote in the election of directors, managers or trustees thereof or any partnership of which more than 50% of the partnership interests (considering all general and limited partnership interests as a single class) is, in each case, at the time owned or controlled, directly or indirectly, by such Person, one or more of the Subsidiaries of such Person, or combination thereof.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this
Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such
Person, "Trustee" shall mean each such Person and as used with respect to the
Securities of any series shall mean the Trustee with respect to the Securities of such series.

     "United States", except as otherwise provided in or pursuant to this
Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction. "U.S. Depository" or "Depository"
means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the
Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

     "U.S. Alien", except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

Section 1.2    Compliance Certificates and Opinions.

     Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an
Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3    Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, provided that such officer, after reasonable inquiry, has no reason to believe and does not believe that the Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company provided that such counsel, after reasonable inquiry, has no reason to believe and does not believe that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

Section 1.4    Acts of Holders.

     (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as
Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 15, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this
Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.6.

     Without limiting the generality of this Section 1.4, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this
Indenture to be made, given or taken by Holders, and a U.S. Depository that is a
Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

     The Company shall fix a record date for the purpose of determining the
Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders.
If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

     (2) The fact and date of the execution by any Person of any such instrument or writing referred to in this Section 1.4 may be proved in any reasonable manner; and the Trustee may in any instance reasonably require further proof with respect to any of the matters referred to in this Section.

     (3) The ownership, principal amount and serial numbers of Registered
Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

     (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer
Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Company and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the
Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same
Bearer Security is produced, or (ii) such Bearer Security is produced to the
Trustee by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer
Outstanding. The ownership, principal amount and serial numbers of Bearer
Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company and the Trustee deem sufficient.

     (5) If the Company shall solicit from the Holders of any Registered
Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by
Board Resolution fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other
Act may be given before or after such record date, but only the Holders of
Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any
Paying Agent or the Company in reliance thereon, whether or not notation of such
Act is made upon such Security.

Section 1.5    Notices, etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and delivered in person or mailed by certified or registered mail, return receipt requested to or with the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to the attention of its Treasurer, with a copy to the attention of its General Counsel, at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the
Trustee by the Company.

Section 1.6    Notice to Holders of Securities; Waiver.

     Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

     (1) such notice shall be sufficiently given to Holders of Registered
Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

     (2) such notice shall be sufficiently given to Holders of Bearer
Securities, if any, if published in an Authorized Newspaper in The City of New
York and, if such Securities are then listed on any stock exchange outside the
United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

     In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered
Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     In case by reason of the suspension of publication of any Authorized
Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearers Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such
Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to
Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.
Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Section 1.7.......Language of Notices.

     Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

Section 1.8    Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act, such required provision shall control.

Section 1.9    Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10   Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.11   Separability Clause.

     In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.12   Benefits of Indenture.

     Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.13   Governing Law.

     Pursuant to New York General Obligations Law 5-1401, this Indenture, the
Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Section 1.14   Legal Holidays.

     Unless otherwise specified in or pursuant to this Indenture or any
Securities, in any case where any Interest Payment Date, Stated Maturity or
Maturity of any Security shall be a Legal Holiday at any Place of Payment, then
(notwithstanding any other provision of this Indenture, any Security or any
Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu hereof) payment need not be made at such
Place of Payment on such date, but such payment may be made on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated
Maturity or Maturity, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date,
Stated Maturity or Maturity, as the case may be, to such next succeeding
Business Day.

Section 1.15   Counterparts.

     This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 1.16   Judgment Currency.

     The Company to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any
series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the
Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) their respective obligations under this
Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the
Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required
Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in
The City of New York are authorized or obligated by law, regulation or executive order to be closed.

Section 1.17   No Security Interest Created.

     Subject to the provisions of Section 10.5, nothing in this Indenture or in any Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the
Company is or may be located.

Section 1.18   Limitation on Individual Liability.

     No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the
Company, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this
Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this
Indenture and the issuance of such Security.

                                   Article 2
                                SECURITIES FORMS

Section 2.1    Forms Generally.

     Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security or Coupon as evidenced by their execution of such Security or Coupon.

     Unless otherwise provided in or pursuant to this Indenture or any
Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

     Definitive Securities and definitive Coupons shall be printed in any such manner as determined by the officers of the Company executing such Securities or
Coupons, as evidenced by their execution of such Securities or Coupons.

Section 2.2    Form of Trustee's Certificate of Authentication.

     Subject to Section 6.11, the Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    LASALLE BANK, NATIONAL ASSOCIATION,
                                          as Trustee

                                    By:____________________________________
                                            Authorized Signatory

Section 2.3    Securities in Global Form.

     Unless otherwise provided in or pursuant to this Indenture or any
Securities, the Securities shall be issuable in temporary or permanent global form. If Securities of a series shall be issuable in global form, any such
Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 3.3 or 3.4 with respect thereto. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver, in each case at the Company's expense, any Security in permanent global form in the manner and upon instructions given by the Person or
Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.3 or 3.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers'
Certificate and need not be accompanied by an Opinion of Counsel.

     Notwithstanding the provisions of Section 3.7, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 3.8 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company or the Trustee shall treat as the Holder of such principal amount of Outstanding
Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or
(ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 3.1.

                                   Article 3
                                 THE SECURITIES

Section 3.1    Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

     With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto,

     (1) the title of such Securities and the series in which such Securities shall be included;

     (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.4, 3.5, 3.6, 9.5 or 11.7 or upon repayment in part of any Registered Security of such series pursuant to Article 13);

     (3) if such Securities are to be issuable as Registered Securities, as
Bearer Securities or alternatively as Bearer Securities and Registered
Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer
Securities may be exchanged for Registered Securities and vice versa;

     (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such
Securities are to be issued in temporary or permanent global form or both, (ii)
whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 3.5, and
(iii) the name of the Depository and/or the U.S. Depository, as the case may be, with respect to any such global Security;

     (5) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such
Securities to be issued);

     (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the
Persons entitled to interest payable on such Interest Payment Date;

     (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

     (8) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered
Securities on any Interest Payment Date, whether and under what circumstances
Additional Amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve
30-day months;

     (9) if in addition to or other than the Borough of Manhattan, The City of
New York, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for conversion or exchange and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served, the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date, will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

     (10) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the
Company;

     (11) whether the Company is obligated to redeem or purchase any of such
Securities pursuant to any sinking fund or analogous provision or at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

     (12) the denominations in which any of such Securities that are Registered
Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of
$5,000;

     (13) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the method by which such portion is to be determined;

     (14) if other than Dollars, the Foreign Currency in which payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities shall be payable;

     (15) if the principal of, any premium or interest on or any Additional
Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a
Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such
Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

     (16) whether the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity securities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

     (17) any deletions from, modifications of or additions to the Events of
Default or covenants of the Company with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the
Events of Default or covenants set forth herein;

     (18) whether either or both of Section 4.2(2) relating to defeasance or
Section 4.2(3) relating to covenant defeasance shall not be applicable to the
Securities of such series, or any covenants in addition to those specified in
Section 4.2(3) relating to the Securities of such series which shall be subject to covenant of defeasance, and any deletions from, or modifications or additions to, the provisions of Article 4 in respect of the Securities of such series;

     (19) whether any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

     (20) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

     (21) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or
Authenticating Agent with respect to such Securities;

     (22) any transfer restrictions applicable to the Securities of the series;
and

     (23) any other terms of such Securities and any other deletions from or modifications or additions to this Indenture in respect of such Securities.

     All Securities of any one series and all Coupons, if any, appertaining to
Bearer Securities of such series shall be substantially identical except as to
Currency of payments due thereunder, denomination and the rate of interest thereon, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon written order of persons designated in the Officers' Certificate or supplemental indenture and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers' Certificate or supplemental indenture. All
Securities of any one series need not be issued at the same time and, unless otherwise so provided, a series may be reopened for issuances of additional
Securities of such series or to establish additional terms of such series of
Securities.

     If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers'
Certificate setting forth the terms of such series.

Section 3.2    Currency; Denominations.

     Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the
Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in
Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

Section 3.3    Execution, Authentication, Delivery and Dating.

     Securities shall be executed on behalf of the Company under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant
Secretaries. Coupons shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman, its Chief Executive Officer, its President, its
Treasurer, a Senior Vice President or a Vice President the Treasurer or any
Assistant Treasurer of the Company. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

     Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Coupons or did not hold such offices at the date of original issuance of such Securities or Coupons.

     At any time and from time to time after the execution and delivery of this
Indenture, the Company may deliver Securities, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication and, provided that the Board Resolution and Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 3.1 and a Company Order for the authentication and delivery of such
Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such
Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

     (1) an Opinion of Counsel to the effect that:

          (a)  the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

          (b)  all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities and Coupons, when completed by appropriate insertions, executed under the Company's corporate seal and attested by duly authorized officers of the
               Company, delivered by duly authorized officers of the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the
               Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the
               Company in accordance with their terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or
               affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture; such Opinion of
               Counsel need express no opinion as to the availability of
               equitable remedies; and

          (c)  all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, have been complied with;

and, to the extent that this Indenture is required to be qualified under the
Trust Indenture Act in connection with the issuance of such Securities, to the further effect that:

          (d)  this Indenture has been qualified under the Trust Indenture Act;
               and

     (2) an Officers' Certificate stating that all conditions precedent to the execution, authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that, to the best knowledge of the Persons executing such certificate, no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the
Securities shall have occurred and be continuing.

     If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers'
Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate written request by an Authorized Officer of the Company that the Trustee authenticate and deliver Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

     The Trustee shall not be required to authenticate or to cause an
Authenticating Agent to authenticate any Securities if the issue of such
Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities, as Trustee under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

     Each Registered Security shall be dated the date of its authentication.
Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

     No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.2 or 6.11 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled.

Section 3.4    Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 3.3, temporary
Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this
Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary
Securities may be in global form.

     Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and
provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 3.5    Registration, Transfer and Exchange.

     With respect to the Registered Securities of each series, if any, the
Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for
such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered
Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor
Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the
Company. In the event that the Trustee shall not be or shall cease to be
Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times.
There shall be only one Security Register for each series of Securities.

     Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

     If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a
Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the
Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or
Coupons, or the surrender of such missing Coupon or Coupons may be waived by the
Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any agent of either of them harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section
10.2, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer
Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of
Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such
Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such
Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

     Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security in a series shall be exchangeable for definitive Securities of such series only if (i) the Depository is at any time unwilling, unable to continue as depository or if the Depositary ceases to be eligible under this Indenture and a successor depository is not appointed by the
Company within 90 days of the date the Company is so informed in writing, (ii)
the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities and the Holders of at least a majority in principal amount of the Outstanding Securities of such series have requested definitive Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or
(iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global
Security shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S.
Depository or such other Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers'
Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive
Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or
Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and provided, further, that
(unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other
Depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such
Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of
Securities shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the
Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.5 or 11.7 not involving any transfer.

     Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any
Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 11.3 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered
Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or
(iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any
Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

Section 3.6    Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 3.6, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

     If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee of any adverse claim or that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

     Notwithstanding the foregoing provisions of this Section 3.6, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 10.2, be payable only at an Office or Agency for such Securities located outside the
United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the
Coupons appertaining thereto.

     Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security, with any Coupons appertaining thereto issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any
Coupons, if any, duly issued hereunder.

     The provisions of this Section 3.6, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

Section 3.7    Payment of Interest and Certain Additional Amounts; Rights to
               Interest and Certain  Additional Amounts Preserved.

     Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest
Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the
Regular Record Date for such interest.

     Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any
Interest Payment Date for such Registered Security (herein called "Defaulted
Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such
Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the
Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed by the Company in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security, the Special Record Date therefor and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted
Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted
Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after notification to the Trustee of the proposed payment. The Trustee shall, in the name and at the expense of the Company, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a
Predecessor Security thereof) at his address as it appears in the Security
Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such
Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such
Defaulted Interest shall be paid to the Person in whose name such Registered
Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Unless otherwise provided in or pursuant to this Indenture or the
Securities of any particular series pursuant to the provisions of this
Indenture, at the option of the Company, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United
States.

     Subject to the foregoing provisions of this Section and Section 3.5, each
Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8    Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered in the
Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Section 3.5 and
3.7) interest on and any Additional Amounts with respect to such Registered
Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and none of the Company, the Trustee or any agent of the Company, or the Trustee shall be affected by notice to the contrary.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

     No Holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the
Trustee, and any agent of the Company or the Trustee as the owner of such global
Security for all purposes whatsoever. None of the Company, the Trustee, any
Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.9    Cancellation.

     All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as
Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the
Trustee. No Securities shall be authenticated in lieu of or in exchange for any
Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee, unless by a Company Order, the
Company directs their return to it.

Section 3.10   Computation of Interest.

     Except as otherwise provided in or pursuant to this Indenture or in any
Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   Article 4
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.1    Satisfaction and Discharge.

     Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order and any Coupons appertaining thereto, and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

     (1) either

          (a)  all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i)
               Coupons appertaining to Bearer Securities of such series
               surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 3.5, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
               Section 3.6, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant
               Redemption Date whose surrender has been waived as provided in
               Section 11.7, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
               Section 10.3) have been delivered to the Trustee for
               cancellation; or

          (b)  all Securities of such series and, in the case of (i) or (ii)
               below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements
                    satisfactory to the Trustee for the giving of notice of
                    redemption by the Trustee in the name, and at the expense, of the Company,

               and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any
               Coupons appertaining thereto not theretofore delivered to the
               Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such
               Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

     In the event there are Securities of two or more series hereunder, the
Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to
Securities of such series as to which it is Trustee and if the other conditions thereto are met.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the
Trustee under Section 6.6 and, if money shall have been deposited with the
Trustee pursuant to clause (1)(b) of this Section, the obligations of the
Company and the Trustee with respect to the Securities of such series under
Sections 3.5, 3.6, 4.3, 10.2 and 10.3, with respect to the payment of Additional
Amounts, if any, with respect to such Securities as contemplated by Section 10.4
(but only to the extent that the Additional Amounts payable with respect to such
Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 4.1(1)(b)) shall survive.

Section 4.2    Defeasance and Covenant Defeasance.

     (1) Unless pursuant to Section 3.1, either or both of (i) defeasance of the
Securities of or within a series under Section 4.2(2) shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the
Securities of or within a series under Section 4.2(3) shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 4.2 (with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section
4.2(2) or Section 4.2(3) be applied to such Outstanding Securities and any
Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 4.2.

     (2) Upon the Company's exercise of the above option applicable to this
Section 4.2(2) with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto on the date the conditions set forth in Section 4.2(4) are satisfied (hereinafter,
"defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Debt represented by such
Outstanding Securities and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.2(5)
and the other Sections of this Indenture referred to in clauses (i) and (ii)
below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof, and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the
Company shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any
Coupons appertaining thereto to receive, solely from the trust fund described in
Section 4.2(4) and as more fully set forth in such clause, payments in respect of the principal of (and premium, if any) and interest, if any, on, and
Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, (ii) the obligations of the
Company and the Trustee with respect to such Securities under Sections 3.5, 3.6,
6.6, 10.2 and 10.3 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 10.4 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section
4.2(4)(a) below), (iii) the rights, powers, trusts, duties and immunities of the
Trustee hereunder and (iv) this Section 4.2. The Company may exercise its option under this Section 4.2(2) notwithstanding the prior exercise of its option under
Section 4.2(3) with respect to such Securities and any Coupons appertaining thereto.

     (3) Upon the Company's exercise of the option to have this Section 4.2(3)
apply with respect to any Securities of or within a series, the Company shall be released from its obligations under Section 10.5 and, to the extent specified pursuant to any indenture supplement, any other covenant applicable to such
Securities, with respect to such Outstanding Securities and any Coupons appertaining thereto on and after the date the conditions set forth in clause
(4) of this Section 4.2 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding"
for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such
Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.1(4) or 5.1(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto shall be unaffected thereby.

     (4) The following shall be the conditions to application of Section 4.2(2)
or Section 4.2(3) to any Outstanding Securities of or within a series and any
Coupons appertaining thereto:

          (a)  The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 who shall agree to comply with the provisions of this Section 4.2 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign
               Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or (2)
               Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without
               consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any Coupons appertaining thereto at the Stated Maturity of such principal or installment of principal or premium or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the days on which such payments are due and payable in accordance with the terms of this Indenture and of such
               Securities and any Coupons appertaining thereto.

          (b)  Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this
               Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (c)  No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such
               Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of establishment of such trust and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit
               (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (d)  In the case of an election under clause (2) of this Section 4.2, the Company shall have delivered to the Trustee an Opinion of
               Counsel stating that (i) the Company has received from the
               Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or
               (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any
               Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such
               defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (e)  In the case of an election under clause (3) of this Section 4.2, the Company shall have delivered to the Trustee an Opinion of
               Counsel to the effect that the Holders of such Outstanding
               Securities and any Coupons appertaining thereto will not
               recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to
               Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (f)  The Company shall have delivered to the Trustee an Opinion of
               Counsel to the effect that, after the 91st day after the date of establishment of such trust, all money and Government Obligations
               (or other property as may be provided pursuant to Section 3.1)
               (including the proceeds thereof) deposited or caused to be deposited with the Trustee (or other qualifying trustee) pursuant to Section 4.2(4) to be held in trust will not be subject to any case or proceeding (whether voluntary or involuntary) in respect of the Company under any Federal or State bankruptcy, insolvency, reorganization or other similar law, or any decree or order for relief in respect of the Company issued in connection therewith.

          (g)  The Company shall have delivered to the Trustee an Officers'
               Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under Section 4.2(2) or Section 4.2(3) (as the case may be) have been complied with.

          (h)  Notwithstanding any other provisions of this Section 4.2(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or
               limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

     (5) Unless otherwise specified in or pursuant to this Indenture or any
Security, if, after a deposit referred to in Section 4.2(4)(a) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.1 or the terms of such
Security to receive payment in a Currency other than that in which the deposit pursuant to Section 4.2(4)(a) has been made in respect of such Security, or (b)
a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 4.2(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and
Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible)
at the time of the Conversion Event. The Company shall pay and indemnify the
Trustee (or other qualifying trustee, collectively for purposes of Section 4.3, the "Trustee") against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 4.2 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such
Outstanding Securities and any Coupons appertaining thereto.

     Anything in this Section 4.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request, any money or Government Obligations (or other property and any proceeds therefrom)
held by it as provided in clause (4) of this Section 4.2 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this
Section 4.2.

Section 4.3    Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (or other property as may be provided pursuant to
Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.1 or 4.2 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any
Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying
Agent) as the Trustee may determine, to the Holders of such Securities and any
Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                   Article 5
                                    REMEDIES

Section 5.1    Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such Series pursuant to this Indenture:

     (1) default in the payment of any interest on any Security of such series, or any Additional Amounts payable with respect thereto, when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 30 days;

     (2) default in the payment of the principal of or any premium on any
Security of such series, or any Additional Amounts payable with respect thereto, when such principal or premium becomes or such Additional Amounts become due and payable at their Maturity;

     (3) default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series;

     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Indenture specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the
Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default";

     (5) there occurs with respect to any issue or issues of Debt of the Company
(including an Event of Default under any other series of Securities), the
Company or any of its Subsidiaries having an outstanding principal amount of
$25,000,000 or more in the aggregate for all such issues of all such Persons, whether such Debt exists on the date of this Indenture or shall hereafter be created, (a) an event of default that has caused the holder thereof to declare such Debt to be due and payable prior to its stated maturity and such Debt has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (b) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;

     (6) the entry by a court having competent jurisdiction of:

          (a)  a decree or order for relief in respect of the Company in an involuntary proceeding under any applicable bankruptcy,
               insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

          (b)  a decree or order adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement,
               adjustment or composition of the Company, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (c)  a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of the property of the
               Company, or ordering the winding up or liquidation of the affairs of the Company.

     (7) the commencement by the Company of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the
Company to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization, arrangement, adjustment or composition of the Company or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

     (8) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

Section 5.2    Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time
Outstanding (other than an Event of Default with respect to the Company specified in Section 5.1(7) or Section 5.1(8)) occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the
Outstanding Securities of such series may declare the principal of all the
Securities of such series, or such lesser amount as may be provided for in the
Securities of such series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

     If an Event of Default with respect to the Company specified in Section
5.1(7) or Section 5.1(8) occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

     At any time after a declaration of acceleration with respect to the
Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company, and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum of money sufficient to pay

          (a)  all overdue installments of any interest on and Additional
               Amounts with respect to all Securities of such series and any
               Coupon appertaining thereto,

          (b)  the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

          (c)  to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of any interest and
               Additional Amounts at the rate or rates borne by or provided for in such Securities, and

          (d)  all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the
               Trustee under Section 6.6; and

     (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest on, and any
Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3    Collection of Debt and Suits for Enforcement by Trustee.

     The Company covenants that if

     (1) default is made in the payment of any installment of interest on or any
Additional Amounts with respect to any Security or any Coupon appertaining thereto when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of or any premium on any Security or any Additional Amounts with respect thereto at their Maturity, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 6.6.

     If the Company fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and any Coupons appertaining thereto and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any
Coupons appertaining thereto by such appropriate judicial proceedings as the
Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this
Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

Section 5.4    Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the
Securities of any series or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the
Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or
Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of any applicable series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons appertaining thereto allowed in such judicial proceeding, and

     (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any
amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the
Trustee under Section 6.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a
Security or any Coupon in any such proceeding.

Section 5.5    Trustee May Enforce Claims without
               Possession of Securities or Coupons.

     All rights of action and claims under this Indenture or any of the
Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of the
Securities or Coupons in respect of which such judgment has been recovered.

Section 5.6    Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order with respect to the Securities of such series, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities or Coupons of the applicable series, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor
     Trustee under Section 6.6;

     SECOND: To the payment of the amounts then due and unpaid upon the
     Securities and any Coupons of the applicable series for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest and
     Additional Amounts, respectively;

     THIRD: The balance, if any, to the Company or, Person or Persons entitled thereto.

Section 5.7    Limitations on Suits.

     No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding
Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as
Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee such indemnity as is reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8    Unconditional Right of Holders to Receive Principal and any
               Premium, Interest and Additional Amounts.

     Notwithstanding any other provision in this Indenture, the Holder of any
Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Section 3.5 and
Section 3.7) interest on, and any Additional Amounts with respect to such
Security or payment of such Coupon, as the case may be, on the respective Stated
Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such
Holder.

Section 5.9    Restoration of Rights and Remedies.

     If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the
Trustee and each such Holder shall continue as though no such proceeding had been instituted.

Section 5.10   Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the
Trustee or to each and every Holder of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11   Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security or
Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of
Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon may be
exercised from time to time, and as often as may be deemed expedient, by the
Trustee or by such Holder, as the case may be.

Section 5.12   Control by Holders of Securities.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of such series,

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (3) such direction is not unduly prejudicial to the rights of the other
Holders of Securities of such series not joining in such action.

Section 5.13   Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the
Outstanding Securities of any series on behalf of the Holders of all the
Securities of such series and any Coupons appertaining thereto may waive any past default hereunder with respect to such series and its consequences, except a default

     (1) in the payment of the principal of, any premium or interest on, or any
Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or

     (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each
Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14   Waiver of Usury, Stay or Extension Laws.

     The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15   Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated
Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment).

                                    Article 6
                                   THE TRUSTEE

Section 6.1    Certain Rights of Trustee.

     Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

     (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee such security or indemnity as is reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may but shall not be obligated to make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (8) the Trustee shall not be liable for any action taken or error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent, acted in bad faith or engaged in willful misconduct;

     (9) the Authenticating Agent, Paying Agent, and Security Registrar shall have the same protections as the Trustee set forth hereunder; and

     (10) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with an Act of the Holders hereunder, and, to the extent not so provided herein, with respect to any act requiring the Trustee to exercise its own discretion, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or any Securities, unless it shall be proved that, in connection with any such action taken, suffered or omitted or any such act, the Trustee was negligent, acted in bad faith or engaged in willful misconduct.

Section 6.2    Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all
Holders of Securities of such series entitled to receive reports pursuant to
Section 7.3(3), notice of such default hereunder actually known to a Responsible
Officer of the Trustee, unless such default shall have been cured or waived;
provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest, if any, on, or Additional
Amounts or any sinking fund or purchase fund installment with respect to, any
Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interest of the Holders of Securities and Coupons of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(4)
with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to
Securities of such series.

Section 6.3    Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the
Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a
Statement of Eligibility on Form T-1, if necessary, supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the
Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

Section 6.4    May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security
Registrar or any other Person that may be an agent of the Trustee or the
Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the
Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent,
Security Registrar or such other Person.

Section 6.5    Money Held in Trust.

     Except as provided in Section 4.3 and Section 10.3, money held by the
Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing with the Company.

Section 6.6    Compensation and Reimbursement.

     The Company agrees:

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this
Indenture or arising out of or in connection with the acceptance or administration of the trust or trusts hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the
Trustee's negligence or bad faith; and

     (3) to indemnify the Trustee and its agents, officers, directors and employees for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

     To the extent permitted by law, any compensation or expense incurred by the
Trustee after a default specified in or pursuant to Section 5.1 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 6.6 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 6.6.

     The provisions of this Section 6.6 shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee and shall apply with equal force and effect to the Trustee in its capacity as
Authenticating Agent, Paying Agent or Security Registrar.

Section 6.7    Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder that is a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, that is eligible under Section
310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000, and that is subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article.

Section 6.8    Resignation and Removal; Appointment of Successor.

     (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 6.9.

     (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.9 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

     (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the
Outstanding Securities of such series, delivered to the Trustee and the Company.

     (4) If at any time:

          (a)  the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request
               therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

          (b)  the Trustee shall cease to be eligible under Section 6.7 and shall fail to resign after written request therefor by the
               Company or any such Holder, or

          (c)  the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (i) the Company, by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder
of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor
Trustee or Trustees.

     (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board
Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any such successor
Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.9. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.9, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by
Section 6.9, any Holder of a Security who has been a bona fide Holder of a
Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the
Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an
Authorized Newspaper in each Place of Payment located outside the United States.
Each notice shall include the name of the successor Trustee with respect to the
Securities of such series and the address of its Corporate Trust Office.

     (7) In no event shall any retiring Trustee be liable for the acts or omissions of any successor Trustee hereunder.

Section 6.9    Acceptance of Appointment by Successor.

     (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to
Section 10.3, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.6.

     (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring
Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the
Securities of that or those series to which the appointment of such successor
Trustee relates, (2) if the retiring Trustee is not retiring with respect to all
Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this
Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor Trustee relates and subject to Section
10.3 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 6.6.

     (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

     (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

Section 6.10   Merger, Conversion, Consolidation or Succession to Business.

     Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any
Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.11   Appointment of Authenticating Agent.

     The Trustee may appoint one or more Authenticating Agents acceptable to the
Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment or pursuant to Section 3.6, and
Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the
Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an
Authenticating Agent.

     Each Authenticating Agent must be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

     Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such
Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such
Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating
Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of
Registered Securities, if any, of the series with respect to which such
Authenticating Agent shall serve, as their names and addresses appear in the
Security Register, and (ii) if Securities of the series are issued as Bearer
Securities, publish notice of such appointment at least once in an Authorized
Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.
No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.6.

     The provisions of Section 3.8, 6.3 and 6.4 shall be applicable to each
Authenticating Agent.

     If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                    LASALLE BANK, NATIONAL ASSOCIATION,
                                                as Trustee
                                    By: __________________________________
                                          as Authenticating Agent

                                    By: __________________________________
                                          Authorized Signatory

     If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating
Securities upon original issuance located in a Place of Payment where the
Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of
Securities.

                                   Article 7
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1    Company to Furnish Trustee Names and Addresses of Holders.

     In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee

     (1) semi-annually with respect to Securities of each series not later than
June 30 and December 31 of the year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished,

provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

Section 7.2    Preservation of Information; Communications to Holders.

     The Trustee shall comply with the obligations imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

     Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the
Holders of Securities in accordance with Section 312(c) of the Trust Indenture
Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

Section 7.3    Reports by Trustee.

     (1) Within 60 days after March 1 of each year commencing with the first
March 1 following the first issuance of Securities pursuant to Section 3.1, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such March 1 with respect to any of the events specified in said
Section 313(a) which may have occurred since the later of the immediately preceding March 1 and the date of this Indenture.

     (2) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

     (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture
Act.

Section 7.4    Reports by Company; Rule 144A Information.

     The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934,
as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture
Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to Section 7.4(1) and Section 7.4(2) as may be required by rules and regulations prescribed from time to time by the
Commission.

     In addition, in the event that the offer and sale of the Securities of any series has not been registered under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof, the Company agrees that, in order to render such Securities eligible for resale pursuant to Rule 144A, while any of such
Securities remain outstanding and "restricted securities" (within the meaning of
Rule 144(a)(3) under the Securities Act of 1933, as amended), the Company will make available, upon request, to any Holder or owner of Securities or prospective purchasers of Securities the information specified in Rule
144A(d)(4) with respect to the Company, unless such information is furnished to the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934, as amended.

                                   Article 8
                         CONSOLIDATION, MERGER AND SALES

Section 8.1    Company May Consolidate, etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person
(whether or not affiliated with the Company), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Company), and the Company shall not permit any other Person (whether or not affiliated with the Company) to consolidate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the
Company, unless:

     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the
Company as an entirety or substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture
(or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any
Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such
Subsidiary at the time of such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

     (3) either the Company or the successor Person shall have delivered to the
Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2    Successor Person Substituted for Company.

     Upon any consolidation by the Company with or merger of the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture, the Securities and the Coupons.

                                   Article 9
                             SUPPLEMENTAL INDENTURES

Section 9.1    Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders of Securities or Coupons, the Company
(when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

     (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company; or

     (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit
Bearer Securities to be issued in exchange for Registered Securities, to permit
Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Outstanding Securities of any series or any Coupons appertaining thereto in any material respect; or

     (4) to establish the form or terms of Securities of any series and any
Coupons appertaining thereto as permitted by Section 2.1 and Section 3.1; or

     (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9; or

     (6) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of
Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

     (7) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

     (8) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

     (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article 4, provided that any such action shall not adversely affect the interests of any Holder of an Outstanding Security of such series and any Coupons appertaining thereto or any other Outstanding
Security or Coupon in any material respect; or

     (10) to secure the Securities pursuant to Section 10.5 or otherwise; or

     (11) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then
Outstanding.

Section 9.2    Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the
Trustee, the Company (when authorized by or pursuant to a Company's Board
Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the Holder of each
Outstanding Security affected thereby, shall

     (1) change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any
Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company to pay Additional Amounts pursuant to Section 10.4 (except as contemplated by Section 8.1(1) and permitted by Section 9.1(1)), or reduce the amount of the principal of an Original Issue
Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the amount thereof provable in bankruptcy pursuant to Section 5.4, change the redemption provisions or adversely affect the right of repayment at the option of any
Holder as contemplated by Article 13, or change the Place of Payment, Currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof
(or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), in each case, as provided herein, or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 15.4 for quorum or voting, or

     (3) modify any of the provisions of this Section, Section 15.3 or Section
10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders of Securities under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3    Execution of Supplemental Indentures.

     As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be provided, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an
Officers' Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the
Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4    Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this
Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

Section 9.5    Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the
Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 9.6    Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.7    Notice of Supplemental Indenture.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 9.2, the Company shall transmit to the Holders of Outstanding Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture.

                                   Article 10
                                    COVENANTS

Section 10.1   Payment of Principal, any Premium, Interest
               and Additional Amounts.

     The Company covenants and agrees for the benefit of the Holders of the
Securities of each series that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the
Securities of such series in accordance with the terms thereof, any supplement hereto any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional
Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

Section 10.2   Maintenance of Office or Agency.

     The Company shall maintain in each Place of Payment for any series of
Securities an Office or Agency where Securities of such series (but not Bearer
Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of such series relating thereto and this Indenture may be served.
If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or
Agency in a Place of Payment for such series which is located outside the United
States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment; provided, however, that if the
Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, a Company shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the
Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this
Indenture, and the Company appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer
Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company in the Borough of
Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The
Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or
Agency. Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates as the Place of Payment for each series of Securities the
Borough of Manhattan, The City of New York, and initially appoints the corporate trust office of the Trustee located at _________________________, the Office or
Agency of the Company in the Borough of Manhattan, The City of New York for such purpose. The Company may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York or any other Place of Payment for the Securities of any series.

Section 10.3   Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the
Securities of such series are payable (except as otherwise specified pursuant to
Section 3.1 for the Securities of such series) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of
Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

     (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company
Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying
Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying
Agent shall be released from all further liability with respect to such sums.

     Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, any premium or interest on or any Additional
Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company on Company Request, or (if then held by the
Company) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the
Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company in the case of Bearer Securities cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or in the case of Registered Securities to be mailed to Holders of such Registered Securities of such series, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than
30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.4   Additional Amounts.

     If any Securities of a series provide for the payment of Additional
Amounts, the Company agrees to pay to the Holder of any such Security or any
Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional
Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise provided in or pursuant to this Indenture or the
Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest
Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to
Holders of Securities of such series or the Coupons appertaining thereto who are
U.S. Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the
Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying
Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any
Officers' Certificate furnished pursuant to this Section.

Section 10.5   Limitation on Liens; Restriction on Sale-Leasebacks.

     (1) The Company covenants and agrees for the benefit of each series of
Securities, other than any series established in or pursuant to a Board
Resolution or in one or more indentures supplemental hereto which specifically provide otherwise, that for so long as the Securities of any applicable series are outstanding, the Company will not, and will not permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property or upon any shares of Capital Stock or Debt of any Subsidiary owning or leasing any
Principal Property, whether owned or leased on the date of this Indenture or thereafter acquired, other than Permitted Liens or as permitted under Section
10.5(3), to secure any Debt incurred or guaranteed by the Company or any
Subsidiary (other than the applicable series of Securities), without in any such case making effective provision whereby all of the Securities of the applicable series then outstanding (together with, if the Company so determines, any other
Debt or guarantee thereof by the Company ranking equally with the applicable series of Securities) shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured.

     "Permitted Liens" means

     (a)  Liens for taxes, assessments or governmental charges or levies on property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been established in accordance with GAAP;

     (b)  Liens imposed by law, such as landlord's, carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business that secure payment of obligations not more than 60 days past due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been in accordance with GAAP;

     (c)  Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation (other than
          Liens in favor of the Pension Benefit Guaranty Corporation); or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt) or leases or subleases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business;

     (d)  utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and that do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Company or its
          Subsidiaries;

     (e)  Liens existing on the date of the original issuance of the applicable series of Securities, provided that no increase in the principal amount secured thereby is permitted; and

     (f)  any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses, provided, however, that the principal amount of Debt so secured thereby shall not exceed the principal amount of
          Debt so secured prior to such extension, renewal or replacement and that such extension, renewal or replacement Lien shall be limited to all or a part of the assets that secured the Lien so extended, renewed or replaced (plus improvements and construction on such real property).

     (2) The Company will not, and will not permit any Subsidiary to, engage in the sale or transfer by the Company or any Subsidiary of any Principal Property
to a person (other than the Company or a Subsidiary) and the taking back by the
Company or any Subsidiary, as the case may be, of a lease of such Principal
Property, unless:

     (a)  the Company or such Subsidiary could incur Debt secured by a Lien pursuant to subsection (1) above on the Principal Property to be leased, in an amount equal to the Attributable Debt with respect to such sale-leaseback transaction, without equally and ratably securing the Securities of the applicable series;

     (b)  such sale-leaseback transaction involves a lease for a period, including renewals, of not more than three years; or

     (c)  the Company or such Subsidiary, within a one-year period after such sale-leaseback transaction, applies or causes to be applied an amount not less than the net proceeds from such sale-leaseback transaction to the prepayment, repayment, redemption, reduction or retirement (other than pursuant to any mandatory sinking fund, redemption or prepayment provision) of Funded Debt.

     (3) Notwithstanding the foregoing restrictions on Liens and sale-leaseback transactions, the Company may, and may permit any Subsidiary to, create, assume, incur, or suffer to exist any Lien other than a Permitted Lien upon any
Principal Property or upon any shares of Capital Stock or Debt of any Subsidiary owning or leasing any Principal Property to secure Debt incurred or guaranteed by the Company or any Subsidiary (other than the applicable series of
Securities) or effect any sale-leaseback transaction of a Principal Property that is not excepted by Section 10.5(2)(a) through Section 10.5(2)(c), inclusive, without equally and ratably securing the Securities of the applicable series provided that, after giving effect thereto, the aggregate principal amount of outstanding Debt (other than the applicable series of Securities)
secured by Liens, other than Permitted Liens upon Principal Property, plus the
Attributable Debt from sale-leaseback transactions of Principal Property, not so excepted, do not exceed 15% of Consolidated Tangible Net Worth.

Section 10.6   Legal Existence.

     Subject to Article 8, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and that of each Subsidiary and their respective rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company or any Subsidiary to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of the Company or such Subsidiary and that the loss thereof is not disadvantageous in any material respect to any Holder.

Section 10.7   Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.5 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by
Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 10.8   Company Statement as to Compliance; Notice of Certain Defaults.

     (1) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that

     (a)  a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

     (b)  to the best of his or her knowledge, based on such review, (a) the
          Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of
          Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

     (2) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (4) of Section 5.1.

     (3) The Trustee shall have no duty to monitor the Company's compliance with the covenants contained in this Article 10 other than as specifically set forth in this Section 10.8.

                                   Article 11
                            REDEMPTION OF SECURITIES

Section 11.1   Applicability of Article.

     Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

Section 11.2   Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of (a) less than all of the Securities of any series or (b) all of the Securities of any series, with the same issue date, interest rate or formula, Stated Maturity and other terms, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

Section 11.3   Selection by Trustee of Securities to be Redeemed.

     If less than all of the Securities of any series with the same issue date, interest rate or formula, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

     The Trustee shall promptly notify the Company and the Security Registrar
(if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

Section 11.4   Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 1.6, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of
Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such
Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

     Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

     (1) the Redemption Date,

     (2) the Redemption Price,

     (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

     (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

     (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

     (6) the place or places where such Securities, together (in the case of
Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

     (7) that the redemption is for a sinking fund, if such is the case,

     (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all
Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any
Paying Agent is furnished,

     (9) if Bearer Securities of any series are to be redeemed and no Registered
Securities of such series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the
Redemption Date pursuant to Section 3.5 or otherwise, the last date, as determined by the Company, on which such exchanges may be made, and

     (10) the CUSIP number or the Euroclear or Clearstream reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

     A notice of redemption published as contemplated by Section 1.6 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the
Company shall be given by the Company or, at the Company's request, by the
Trustee in the name and at the expense of the Company.

Section 11.5   Deposit of Redemption Price.

     On or prior to any Redemption Date, the Company shall deposit, with respect to the Securities of any series called for redemption pursuant to Section 11.4, with the Trustee or with a Paying Agent (or, if the Company is acting as its own
Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 3.1 or in the Securities of such series)
any accrued interest on and Additional Amounts with respect thereto, all such
Securities or portions thereof which are to be redeemed on that date.

Section 11.6   Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the
Redemption Price therein specified, and from and after such date (unless the
Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated
Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 10.2), and provided, further, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the
Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the
Regular Record Dates therefor according to their terms and the provisions of
Section 3.7.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or
Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any
Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such
Security located outside of the United States except as otherwise provided in
Section 10.2.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the
Security.

Section 11.7   Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such
Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                   Article 12
                                  SINKING FUNDS

Section 12.1   Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

     The minimum amount of any sinking fund payment provided for by the terms of
Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of
Securities of any series as provided for by the terms of Securities of such series and this Indenture.

Section 12.2   Satisfaction of Sinking Fund Payments with Securities.

     The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver Outstanding Securities of such series
(other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the
Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such
Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the
Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If, as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section
12.2, the principal amount of Securities of such series to be redeemed in order to satisfy the remaining sinking fund payment shall be less than $100,000, the
Trustee need not call Securities of such series for redemption, except upon
Company Request, and such cash payment shall be held by the Trustee or a Paying
Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the
Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 12.3   Redemption of Securities for Sinking Fund.

     Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers'
Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of
Securities of that series pursuant to Section 12.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified.
Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6 and Section 11.7.

                                   Article 13
                       REPAYMENT AT THE OPTION OF HOLDERS

Section 13.1   Applicability of Article.

     Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of
Securities pursuant to such option of the Holder to require repayment of
Securities before their Stated Maturity, for purposes of Section 3.9, shall not operate as a payment, redemption or satisfaction of the Debt represented by such
Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section
13.1, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                   Article 14
                        SECURITIES IN FOREIGN CURRENCIES

Section 14.1   Applicability of Article.

     Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii)
any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee.

                                   Article 15
                        MEETINGS OF HOLDERS OF SECURITIES

Section 15.1   Purposes for Which Meetings May Be Called.

     A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 15.2   Call, Notice and Place of Meetings.

     (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if
Securities of such series have been issued in whole or in part as Bearer
Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (2) In case at any time the Company (by or pursuant to a Board Resolution), or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 15.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 1.6) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the
Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

Section 15.3   Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such
Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the
Trustee and its counsel and any representatives of the Company and its counsel.

Section 15.4   Quorum; Action.

     The Persons entitled to vote a majority in principal amount of the
Outstanding Securities of a series shall constitute a quorum for any meeting of
Holders of Securities of such series. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved.
In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any reconvened meeting, such reconvened meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such reconvened meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series;
provided, however, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

     Any resolution passed or decision taken at any meeting of Holders of
Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.

Section 15.5   Determination of Voting Rights; Conduct and
               Adjournment of Meetings.

     (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of
Holders of Securities of such series in regard to proof of the holding of
Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.
Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

     (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the
Company or by Holders of Securities as provided in Section 15.2(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the
Outstanding Securities of such series represented at the meeting.

     (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not
Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a
Security of such series or proxy.

     (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding
Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 15.6   Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of
Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.2 and, if applicable, Section 15.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                     * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                             MERIDIAN BIOSCIENCE, INC.
                                                as Issuer

                                             By:_____________________________
                                                Name:
                                                Title:

                                              _______________________________,
                                              as Trustee

                                             By:_____________________________
                                                Name:
                                                Title: